                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                MEDICAL RESOURCES MANAGEMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      MEDICAL RESOURCES MANAGEMENT, INC.

                                _______________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 12, 1998

                                ________________


Notice is hereby given that the Annual Meeting of Shareholders of Medical Resources Management, Inc., a Nevada corporation (the "Company"), will be held at 932 Grand Central Avenue, Glendale, California, on Tuesday, May 12, 1998, at 10:00 a.m., Pacific Time, for the following purposes:

     1. To elect four (4) directors for the following year and until successors have been elected and qualified.

     2. To consider and act upon a proposal to amend Article Four of the Company's Articles of Incorporation to include Preferred Stock in its authorized capital.

     3. To act upon the ratification of the appointment of Ernst & Young, LLP as the Company's independent accountants for the 1998 fiscal year.

     4. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on March 18, 1998 shall be entitled to notice of and to vote at the meeting or any postponements or adjournments thereof. All shareholders are cordially invited to attend the meeting in person.

                                             By order of the Board of Directors



                                             Michael Fewer
                                             Secretary

March 20, 1998
Glendale, California

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                          MEDICAL RESOURCES MANAGEMENT, INC.

                                   _______________

                                   PROXY STATEMENT

                                   ________________


                            ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 12, 1998


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Medical Resources Management, Inc., a Nevada corporation (the "Company"), of Proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 932 Grand Central Avenue, Glendale, California, on Tuesday, May 12, 1998 at 10:00 a.m., Pacific Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders ("Notice of Meeting").

The Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to shareholders on or about March 20, 1998.

GENERAL INFORMATION

Only shareholders of record at the close of business on March 18, 1998 are entitled to notice of and to vote the shares of common stock, $.001 par value (the "Common Stock"), of the Company and held by them on such date at the Annual Meeting or any and all postponements or adjournments thereof. As of March 18, 1998, there were 7,385,927 shares of Common Stock outstanding.

Each share of Common Stock entitles a shareholder to one vote on each matter to come before the Annual Meeting. If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees and "FOR" approval of the amendment to the Articles of Incorporation authorizing Preferred Stock, "FOR" ratification of the appointment of Ernst & Young, LLP as the Company's independent accountants for the 1998 fiscal year, and as recommended by the Board of Directors with regard to any other matters or, if no such recommendation is given, in their own discretion. Each such Proxy granted by a shareholder may be revoked by such shareholder at any time before it is exercised by filing with the secretary of the Company a revoking instrument of a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of the Proxy.

The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company.

In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of Medical Resources Management, Inc. to solicit proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

COMPLIANCE WITH SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934


Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. The Company became a reporting company subject to
Section 16(a) in July 1997. All Form 3's (initial reports) required to be filed at that time were not timely filed. No stock transactions, either sales or purchases, including the granting of options, were effected by any officer, director or 10% shareholder between July 1997 and the date of this Proxy Statement. The Company has implemented routine procedures designed to periodically remind its officers, directors and 10% shareholders of the filing requirements to ensure timely filings in the future.

                                       ITEM 1

                                ELECTION OF DIRECTORS

At the Annual Meeting four (4) directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified.
The Board of Directors will vote all proxies received by them in the accompanying form for the nominees listed below. In the event any nominee is unable to or declines to serve at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

The following are the nominees for election as directors:

         NAME              AGE                    POSITION

Allen H. Bonnifield         65        Chairman of the Board, President
                                      and Chief Executive Officer

Gregory A. Bonnifield       34        Director and President of Physiologic
                                      Reps, Inc.

Robert Stuckelman           66        Director

Stephen D. Coughlin         50        Director and President of Pulse
                                      Medical Products, Inc.

ALLEN H. BONNIFIELD. Mr. Bonnifield is the owner and founder of Medical Resources Management, Inc. (previously Physiologic Reps, Inc.) He has been in the medical equipment field for twenty-eight years. Mr. Bonnifield entered the medical industry in 1968, selling patient monitoring systems to hospitals in Southern California for a major manufacturer. He founded the Company in 1973. Mr. Bonnifield attended schools in Stockton, California and pursued undergraduate studies in engineering at U.C. Berkeley.

GREGORY A. BONNIFIELD. Mr. Bonnifield became a director of the Company in July 1996. He attended Delta College, majoring in business administration and communications. He has also attended and been awarded training certificates in laser safety in nursing and physician education courses in gynecology, urology, dermatology, orthopedics involving surgical laser procedures. He joined the Company in 1987. Prior to joining the Company, Mr. Bonnifield was the founder and owner of a sales and service company in Stockton, California. Mr. Bonnifield was appointed President of PRI, a wholly owned subsidiary of the Company, in September 1997.

ROBERT STUCKELMAN. Mr. Stuckelman became a director of the Company in July 1996. He founded and served as President of CompuMed, Inc., from 1973 to 1982 and from 1989 to 1994. He has been a director of CompuMed since its inception to the present. From 1982 to 1989 and from 1994 until the present he has been a business consultant to small companies and large corporations. He holds an MSEE from USC and a BEE from Cornell University.

STEPHEN D. COUGHLIN. Mr. Coughlin was appointed to the Board of the Company in March 1997, when the Company acquired Pulse Medical Products, Inc. ("Pulse"). Mr. Coughlin was the owner and founder of Pulse, a Boise, Idaho medical services company that commenced operations in 1991 and currently serves as its President. Previously, he served as Regional Manager for Medirec, a health care services firm.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation during the last three fiscal years of the Company's Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000. No other executive officers had an annual salary and bonus, if any, which exceeded $100,000 for services in all capacities to the Company during the last fiscal year.

                                                          Long Term Compensation
     Name and                     Annual Compensation              Awards
Principal Positions       Year     Salary      Bonus     Securities Underlying Options
-------------------       ----    -------------------    -----------------------------
Allen H. Bonnifield
  Chairman of the Board
  President and Chief
  Executive Officer       1997    $130,000       --                 10,000
                          1996     127,222       --                   --
                          1995      83,135       --                   --

                                   STOCK OPTIONS

STOCK INCENTIVE PLAN

On September 11, 1996, the Company's Board of Directors approved a 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by the shareholders at the previous Annual Meeting held on August 12, 1997. The purpose of the 1996 Plan is to enable the Company to recruit and retain selected officers and other employees by providing equity participation in the Company to such individuals. Under the 1996 Plan, regular salaried employees, including directors, who are full time employees, may be granted options exercisable at not less than 100 percent of the fair value of the shares at the date of grant. The exercise price of any option granted to an optionee who owns stock possessing more than ten percent of the voting power of all classes of stock of the Company must be 110 percent of the fair market value of the common stock on the date of grant, and the duration may not exceed five years. Prior to the existence of any public market for the Company's shares, the fair market value had been determined from time to time by the Board of Directors.

Options generally become exercisable at a rate of 33 percent of the shares subject to option one year after grant. The duration of options may not exceed ten years. Options under the Plan are nonassignable, except in the case of death and may be exercised only while the optionee is employed by the Company, or in certain cases, within a specified period after termination of employment (within three months) or death (within twelve months). The purchase price and number of shares that may be purchased upon exercise of options are subject to adjustment in certain cases, including stock splits, recapitalizations and reorganizations. The number of options granted and to whom, are determined by the Board of Directors with the recommendation of the Stock Option Committee, at their discretion. Under the 1996 Plan, there are 1,500,000 shares available for grant. As of October 31, 1997, there were 839,500 qualified options granted and outstanding under the 1996 Plan.

OTHER STOCK OPTIONS

In conjunction with the July 31, 1996 reorganization between MRM and PRI, in exchange for options previously granted to purchase shares of PRI, two officers received 81,804 options to purchase MRM Common Stock at an exercise price of $.50 per share. Additionally, on June 30, 1997, the Company issued non-qualified stock options to certain officers to purchase an aggregate of 315,000 shares of Common Stock at an exercise price of $1.50 per share, which price was at fair market value at the time of grant. The Company also issued non-qualified stock options to Robert Stuckelman, a non-employee Director of MRM, on June 30, 1997, to purchase 10,000 shares of Common Stock at an exercise price of $1.50 per share. These options generally have the same restrictions, except for vesting provisions, as options granted under the 1996 Stock Incentive Plan. As of October 31, 1997, there were 406,804 non-qualified options granted and outstanding.

                      STOCK OPTION GRANTS IN LAST FISCAL YEAR

QUALIFIED STOCK OPTIONS - EXECUTIVE OFFICERS

                                              Number of     Average Exercise     Expiration
             Name                             Options (1)        Price(2)           Date
     ---------------------                    ----------    ----------------     ----------
     Allen H. Bonnifield                        10,000           $1.65              6/07
     Gregory A. Bonnifield                     180,000           $1.50              6/07
     Michael Fewer                             180,000           $1.50              6/07
     Douglas Hansen                            125,000           $1.50           2/07 to 6/07

     All executive officers
      as a group (4 persons)                   495,000           $1.50

NON-QUALIFIED STOCK OPTIONS - EXECUTIVE OFFICERS

                                              Number of     Average Exercise     Expiration
             Name                             Options (3)       Price (2)           Date
     ---------------------                    ----------    ----------------     ----------
     Gregory A. Bonnifield                     218,120           $1.28           1/06 to 6/07
     Michael Fewer                             178,684           $1.31           1/06 to 6/07

_______________
(1) Options vest at the rate of 33% per year, with the first installment vesting at the end of one year from the date of grant.
(2) The exercise price is 100% of the closing market price as reported on the over-the-counter market on the date of grant.
(3)  Options vest immediately upon grant.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND FISCAL YEAR END OPTION VALUES

                                                    Individual Grants
                       ----------------------------------------------------------------------------------
                                                                                  Value of Unexercised
                          Shares                   Number of Unexercised        In-the-money Options at
                       Acquired on    Value      Options at Fiscal Year End        Fiscal Year End (1)
       Name              Exercise    Realized     Exercisable/Unexercisable     Exercisable/Unexercisable
-------------------      --------    --------    --------------------------     -------------------------
Allen H. Bonnifield         -            -                 0 / 10,000                      - / -

Gregory Bonnifield          -            -           218,120 / 180,000                     - / -

Robert Stuckelman           -            -                 0 / 10,000                      - / -

Michael Fewer               -            -          178,684 / 180,000                      - / -

Douglas Hansen              -            -            8,333 / 116,667                      - / -

_____________
(1) Based upon the closing market price of the Company's Common Stock as reported on the over-the-counter market on October 31, 1997 minus the respective option exercise prices.


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 1997, in connection with a private placement, the Company issued 86,400 Units to Allen Bonnifield, the Chairman of the Board and Chief Executive Officer of the Company, in exchange for a cancellation of indebtedness of the Company owed to him in the amount of $108,000. Each Unit consisted of one share of Common Stock, one Class A warrant to purchase one share of Common Stock at a price of $2.50 per share, and one Class B warrant to purchase on share of Common Stock at a price of $4.00 per share. On April 24, 1997, the Company issued 116,440 Units in the above-mentioned private placement to Susan Bonnifield, the wife of Allen Bonnifield, in exchange for a cancellation of indebtedness of the Company owed to her in the amount of $145,550. In both of these transactions, the Units were exchanged at a rate of one Unit for each $1.25 of indebtedness forgiven. In addition, in January 1997, Mr. Bonnifield purchased 16,000 Units in the above-mentioned private placement at a price of $1.25 per unit, or an aggregate of $20,000.

Robert Stuckelman, a member of the Company's Board of Directors, received $48,000 from the Company in the form of a consulting fee during the fiscal year ended October 31, 1997 as a result of having provided business and marketing consulting services to the Company in connection with prior acquisitions and certain other matters, and the Company may continue to retain Mr. Stuckelman to render such business and marketing consulting services to the Company in the future. The Company believes that the terms of the consulting services provided were no less favorable to it than those that could have been obtained in a comparable transactions with an unrelated party. In addition, in January 1997, Mr. Stuckelman purchased 7,500 Units in the above-mentioned private placement at a price of $1.25 per Unit, or an aggregate of $10,000.

In January 1997, Gregory Bonnifield, an officer and director of the Company, and Michael Fewer, an officer of the Company, each purchased 7,500 Units in the above-mentioned private placement at a price of $1.25 per unit, or an aggregate of $10,000.

                              PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning ownership of the Company's Common Stock as of March 18, 1998 by: (a) each director of the Company; (b) each person known to the Company to be the beneficial owner of more than five percent of its Common Stock; (c) each person named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group.


Name and Address of Beneficial Owner     Shares Beneficially Owned(1)    Percent of Class
------------------------------------     ----------------------------    ----------------
Allen H. Bonnifield(2)(3)(6)                      2,377,449                   28.83

Gregory A. Bonnifield(2)(3)(7)                      401,878                    4.85

Stephen D. Coughlin(4)(8)                           300,800                    3.63

Robert Stuckelman(2)(9)                             130,018                    1.57

Michael Fewer(2)(3)(10)                             215,678                    2.60

Douglas Hansen(2)(11)                                 8,333                    0.10

P.R.I. Stock Account Trust(5)                     2,403,989                   29.03

All Officers and Directors
as a group (6 in number)(12)                      3,434,156                   41.59

________________________________

(1) Except as indicated in other footnotes, no effect has been given to the possible issuance of up to 1,131,080 shares issuable upon the exercise of outstanding warrants and 1,325,304 shares issuable upon the exercise of outstanding options.

(2) The address of each of these persons is 932 Grand Central Avenue, Glendale, California 91201.

(3) Includes shares beneficially owned through the PRI Employee Stock Ownership Trust.

(4)  The address of this individual is 5449 Kendall Street, Boise, Idaho 83706.

(5) The address of the beneficial owner is 3706 Fourteen Mile Drive, Stockton, California 95219. Susan Bonnifield is the beneficiary of the trust. Ms. Bonnifield is the wife of Allen H. Bonnifield and the mother of Gregory A. Bonnifield. Both Allen and Gregory Bonnifield disclaim any beneficial interest these shares.

(6) Includes 2,063,182 shares held in two trusts, each of which Mr. Bonnifield is the beneficiary. Includes 204,800 shares subject to warrants that may be acquired within 60 days of March 18, 1998.

(7) Includes 15,000 shares subject to warrants and 218,120 shares subject to options that may be acquired within 60 days of March 18, 1998.

(8) Includes 27,200 shares subject to warrants that may be acquired within 60 days of March 18, 1998.

(9) Includes 15,000 shares subject to warrants and 10,000 shares subject to options that may be acquired within 60 days of March 18, 1998.

(10) Includes 178,684 shares subject to options that may be acquired within 60 days of March 18, 1998.

(11) Includes 8,333 shares subject to options that may be acquired within 60 days of March 18, 1998.

(12) Includes 509,880 shares subject to warrants and 425,137 shares subject to options owned by six officers and directors that may be acquired within 60 days of March 18, 1998.







THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NOMINEES FOR THE BOARD.

                                       ITEM 2

                  PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
                            TO AUTHORIZE PREFERRED STOCK

DESCRIPTION

The proposed Amendment to Article Four of the Company's Articles of Incorporation authorizes the Company to issue up to 5,000,000 shares of $0.10 par value preferred stock. If this Amendment is adopted by the shareholders, the Board of Directors will be empowered, without the necessity of further action or authorization by the shareholders (unless required in a specific case by applicable laws, regulations or stock exchange rules), to cause the Company to issue preferred stock from time to time in one or more series, and to fix by resolution the relative rights and preferences of each series.
Each series of preferred stock will rank senior to the Company's common stock with respect to dividends and liquidation rights. No preferred stock is presently authorized by the Company's Articles of Incorporation.

The Amendment will authorize the Board of Directors to determine, among other things, with respect to each series of preferred stock which may be issued:
(i) the distinctive designation of such series and the number of shares constituting such series, (ii) the rate of dividend, the times of payment and the date from which the dividends shall be accumulated, (iii) whether shares can be redeemed and, if so, the redemption price and the terms and conditions of redemption, (iv) the amount payable upon shares in the event of voluntary or involuntary liquidation, (v) purchase, retirement or sinking fund provisions, if any, for the redemption or purchase of shares, (vi) the terms and conditions, if any, on which shares may be converted, and (vii) whether or not shares have voting rights and the extent of such voting rights, if any. Holders of common stock have no pre-emptive right to purchase or otherwise acquire any preferred stock that may be issued in the future. The proposed Amendment will not change the number of shares of common stock currently authorized (100,000,000 shares), of which 7,385,927 shares were outstanding on March 18, 1998.

The text of Article Four as proposed to be amended is attached as EXHIBIT 1.

PURPOSES AND EFFECTS OF THE AMENDMENT

The Amendment will increase the Company's financial flexibility. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than currently exists. Preferred stock will be available for issuance from time to time as determined by the Board for any proper corporate purpose.
Such purposes could include, without limitation, issuance in public or private sales for cash as a means of obtaining capital for use in the Company's business and operations, issuance as part or all of the consideration required to be paid by the Company for acquisitions of other business or properties, and issuance under employee benefit plans. The Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the issuance of any preferred stock.

It is not possible to state the actual effect of the authorization of the preferred stock upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. The effects of such issuance could include, however: (i) reduction of the amount otherwise available for payments of dividends on common stock if dividends are payable on the preferred stock, (ii) restrictions on dividends on common stock if dividends on the preferred stock are in arrears, (iii) dilution of the voting power of common stock if the preferred stock has voting rights, and (iv) restriction of the rights of holders of common stock to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the holders of preferred stock.

Shares of voting or convertible preferred stock could be issued by private placement or public offering, or rights to purchase such shares could be issued, to create voting impediments to or to frustrate persons seeking to effect a takeover or otherwise to gain control of the Company. The issuance of shares of preferred stock could also increase the absolute cost of a merger or other takeover transaction if the price to be paid in such transaction for such additional shares pursuant to their terms or otherwise exceeds the consideration received by the Company upon issuance of such shares.

Article Four could discourage an attempt by a person to acquire control of the Company by a tender offer or other means. If could, therefore, deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of voting preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent management and directors from office even if such change would be favorable to shareholders generally.

The Board of Directors feels that the financial flexibility offered by the Amendment far outweighs any of its disadvantages. To the extent it may have anti-takeover effects, the Amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a nondisruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves the shareholders' interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMEMDMENT AUTHORIZING PREFERRED STOCK.


                                        ITEM 3

                RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Ernst & Young, LLP as the Company's independent accountants for the fiscal year ending October 31, 1998. Ernst & Young, LLP has served as the Company's independent accountants for its 1996 and 1997 audits.

Services provided to the Company and its subsidiaries by Ernst & Young, LLP with respect to Fiscal 1996 and 1997 included the examination of the Company's financial statements and consultations on various tax and information services matters.

Ratification of the appointment of Ernst & Young, LLP as the Company's independent accountants for the 1998 fiscal year will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1998 FISCAL YEAR.

                                    OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. As to other business, if any, that may come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgement of the person or persons voting the proxies.

The 1997 Annual Report to the Shareholders accompanies this Proxy Statement but is not to be deemed a part of the proxy soliciting material.

                 SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

It is presently contemplated that the 1999 Annual Meeting of Shareholders will be held in May 1999. Any proposal of a shareholder intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company, for inclusion in the Company's proxy, notice of meeting and proxy statement relating to the 1999 Annual Meeting, no later than the close of business on January 29, 1999.

                                      By order of the Board of Directors



                                      Michael Fewer
                                      Secretary
March 20, 1998


SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                     EXHIBIT 1

                                   "ARTICLE FOUR

       "The total number of shares which this corporation shall be authorized to issue is: 105,000,000. Said shares shall be in two classes to be designated Common Stock and Preferred Stock. The total number of Common Stock authorized shall be 100,000,000, par value $.001; and the total number of Preferred Stock shall be 5,000,000, par value $0.10.

       "Each share of Common Stock issued and outstanding shall be entitled to one vote on all matters. Dividends shall be declared and paid only out of funds legally available therefor. Shares of such stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine. Fully paid stock of this corporation shall not be liable to any further call or assessment.

       "The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series."

     PROXY               MEDICAL RESOURCES MANAGEMENT, INC.               PROXY


The undersigned hereby appoints Allen H. Bonnifield and Gregory A. Bonnifield, or either of them, with power of substitution, as proxies, to appear and vote, as designated below, all the shares of Common Stock of Medical Resources Management, Inc., held of record by the undersigned on March 18, 1998, at the Annual Meeting of Shareholders to be held on May 12, 1998, and any adjournments or postponements thereof.

1.     The election of four directors nominated by the Board of Directors:

            ____FOR ALL NOMINEES     ____WITHOLD AUTHORITY
                                        (for all nominees)

[To withold authority to vote for an individual nominee, strike through his/her name below.]

       Allen H. Bonnifield, Gregory A. Bonnifield, Robert Stuckelman and Stephen
       D. Coughlin

2. Approval of the proposal to amend Article Four of the Articles of Incorporation to include Preferred Stock in the authorized capital:

            ____FOR     ____AGAINST       ____ABSTAIN

3. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 1998 fiscal year:

            ____FOR     ____AGAINST       ____ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof:

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated March 20, 1998, and hereby revokes any Proxy heretofore given or executed by him/her with respect to the shares represented by this Proxy.

Please sign exactly as name appears. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate in which capacity they sign.

_______________________________           ___________________________
(Signature)                               (Signature)

_______________________________           ___________________________
(Please Print Name)                       (Please Print Name)

Dated: _________________, 1998

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.